1 Investor Presentation M a y 9 , 2 0 2 5

MVB Financial Corp. (“MVB” or the “Company”) has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this presentation that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,”, “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, credit, and interest rate risk; changes in interest rates; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Further, we urge you to carefully review and consider the cautionary statements and disclosures, specifically those made in Part I, Item 1A, Risk Factors, of our Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Form 10-K”), filed with the Securities and Exchange Commission ("SEC") on March 13, 2025, and from time to time, in our other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the stated report. Except to the extent required by law, we undertake no obligation to update any forward-looking statements in order to reflect any event or circumstance occurring after the date of this report or currently unknown facts or conditions or the occurrence of unanticipated events. All forward-looking statements are qualified in their entirety by this cautionary statement. Accounting standards require the consideration of subsequent events occurring after the balance sheet date for matters that require adjustment to, or disclosure in, the consolidated financial statements. The review period for subsequent events extends up to and including the filing date of a public company’s financial statements when filed with the SEC. Accordingly, the consolidated financial information in this announcement is subject to change. The Company uses certain non-GAAP financial measures, such as tangible book value per share and tangible common equity to tangible assets, to provide information useful to investors in understanding the Company’s operating performance and trends and to facilitate comparisons with the performance of the Company’s peers. The non-GAAP financial measures used may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with U.S. GAAP. Reconciliations of these non-GAAP financial measures to the most directly comparable U.S. GAAP financial measures are provided in the Appendix to this Presentation. Forward-Looking Statements 2

3 Trust Commitment TeamworkRespect, Love & Caring Adaptive Compliance and Risk Management Talent and Culture Operational Excellence Our Why To positively impact people’s financial lives, one life at a time Purpose Trusted partners on the financial frontier, committed to your success MVB’s Strategy on a Page (SOAP) Banking as a Service Strategic M&A Backer of FintechsBuilder of FintechsBanker of Choice to FintechsBanking That’s Tech-Forward Payments CoRe Lending & Deposits Client and Partner Relationships Victor Gaming

Business Highlights 4

2024 Key Highlights Source: Company documents and SEC filings | All data based upon 12/31 numbers 5 • Noninterest income up 117.7% from the prior year • Noninterest-Bearing Deposits 34.9% of total deposits • Book value per share and tangible book value increased 4.1% and 4.2% each, to $23.61 and $23.37, respectively • Exited Digital Asset space • Invested $22M in Risk and Compliance infrastructure • On-balance sheet loan to deposit ratio of 78.0% • Tangible common equity ratio of 9.7%, Community Bank Leverage Ratio of 11.2%, Total Risked- Based Capital Ratio of 15.8%

Driving Industry-Leading TBV Growth $19.73 $22.17 $20.25 $22.43 $23.37 $23.85 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 2020 2021 2022 2023 2024 Q1 2025 Source: Company documents and SEC Filings. Tangible Book Value (per share) 6

Experienced MVBF Board of Directors Overseeing Strategy



W. Marston "Marty" Becker
Independent Chairman
Year Appointed: 2020
Retired President & CEO, Alterra Capital Holdings
Chair, Axis Capital



Larry F. Mazza
Non-Independent Director
Year Appointed: 2005
President & CEO
MVB & MVB Bank



John W. Ebert
Independent Director
Year Appointed: 2013
President, J.W. Ebert Corp.
Owner, 39 McDonald's Franchises



Dr. Kelly R. Nelson
Independent Director
Year Appointed: 2005
Physician



Glen W. Herrick
Independent Director
Year Appointed: 2025
Retired Chief Financial Officer, Pathward Financial



Jan L. Owen
Independent Director
Year Appointed: 2022
Retired Senior Advisor, Manatt, Phelps & Phillips
Former Commissioner of CA's Dept. of Bus. Oversight



Victor (Vic) R. Maculaitis
Independent Director
Year Appointed: 2025
Founder & Managing Partner of i3strategies



Cheryl D. Spielman
Independent Director
Year Appointed: 2019
Retired Partner, Ernst & Young

Our Directors' Skills & Expertise



Risk Management 8
Financial & Banking 8
Business Management & Development 8
Regulatory & Compliance 7
Corporate/ Board Leadership 7
Fintech Industry 6
Lending 5
Technology & Information Security 5
Health, Safety, & Social Responsibility 4

Board Independence & Balanced Tenure



Non-Independent 13%
Independent 87%

Average Tenure: ~8.5 years



4
1
3
<5 Years
5-10 Years
> 10 Years

Board Diversity



38%

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Thorough Board Evaluation Processes Source: Company documents and SEC filings | All data based upon 12/31 numbers As part of MVB’s commitment to sound corporate governance practices, MVB regularly assesses the skillsets and expertise of Directors to ensure that the appropriate strategic direction, advisory depth and oversight is in place. Recent Board Refreshment Glen W. Herrick • Brings more than three decades of experience on both sides of the bank- Fintech partnership relationship. • Served as Chief Financial Officer of Pathward Financial, fka MetaBank, a leading BaaS firm providing payments, deposit products, consumer lending and commercial finance solutions. He also founded Pathward Ventures, which has successfully made early and mid-state investments in financial technology firms. • Graduate of the United States Military Academy at West Point with a B.S. in Engineering Management, holds an MBS from University of South Dakota and graduated from the Stonier Graduate School of Banking. • Founder and Managing Partner of i3strategies, a leading market research and strategy consultant with global clients across private equity/venture capital, professional services/tech and finance. • Held his first board-appointed BSA/AML Officer role at $20B bank holding company in Chicago. • Founded and built successful services and technology business focused on modernizing the Financial Crime Risk and Compliance space. • Completed Executive Education in Corporate Governance from Harvard Business School, is an alumnus of UCLA Anderson’s School of Management and holds undergraduate degrees from Walsh University and The University of Akron. Victor (Vic) R. Maculaitis “I welcome Glen and Vic to the MVB Financial Corp. family and look forward to working with them as trusted partners to help propel MVB on its growth journey. Their strong background and previous board experience will assist MVB as we continue to expand geographically and in complexity on the financial frontier.” -Larry F. Mazza, President & CEO, MVB and MVB Bank 8 Committees: • Audit Chair • Finance • Loan Review Committees: • Audit • HR & Compensation • Risk & Compliance

Robust Board Oversight Risk & Compliance Committee Audit Committee Finance Committee Nominating & Corporate Governance Committee HR & Compensation Committee Oversee risk management programs for effectiveness and ensure the Board and management incorporate the appropriate risk management processes in their work Provide oversight for key banking regulations and compliance requirements Monitor the integrity of financial reporting process, systems of internal controls and financial statements and reports of MVB Appoint and oversee independent and internal auditors Monitoring compliance by MVB with legal and regulatory requirements Oversee management corrective actions when such needs have been identified and oversee MVB’s whistleblower policy Provide oversight and guidance regarding finance, capital, budget, mergers and acquisitions, new lines of business, and facilities matters and make recommendations, as appropriate and warranted Review and provide recommendations for financial technology (“fintech”) investments Help MVB to create and maintain an appropriate board and committee structure Assess the skills, experience, and backgrounds necessary to staff MVB boards and committees effectively Oversee the development and updating of governance for MVB Monitor the implementation of MVB governance policies and practices Attend to all human resources issues that come before the Board Review, recommend and evaluate CEO compensation Conduct an annual CEO performance evaluation and goal setting process Oversee senior management succession planning including the CEO Approve senior management salaries Establish director compensation Management Team While each committee is responsible for evaluating certain risks and overseeing the management of these risks, our entire Board is regularly informed about such risks through executive officer reports Board of Directors Average Attendance: 97% 9

Compensation Elements and Structure

Base Salary

- ✓ Fixed cash compensation that considers the qualifications, experience and scope appropriate to roles and responsibilities
- ✓ To maintain market competitiveness and attract and retrain top talent

Annual Incentive Plan (AIP)

- ✓ Performance-based annual cash incentive opportunities tied to one-year performance
- ✓ To incentivize for certain annual financial, operation and individual objectives
- **Payout Range: 0% - 200% of target**
- **Funding Trigger: Tier 1 Capital Ratio – set at 9.5%**
- **Financial and Individual Performance Metrics: 20% each**
  - Earnings Per Share
  - Total Noninterest Expense
  - Charge Offs/Total Loans
  - Total Core Deposit Growth
  - Individual Performance

Long Term Incentive Plan (LTIP)

- ✓ Performance (based on long-term financial goals) and time-based equity compensation each of which vest over a three-year period
- ✓ To reward for sustained long-term financial results, build stock ownership, align with shareholder interests and retain executives
- **Performance-Based RSUs: 50% of LTIP**
  - Three-year Cumulative EPS
  - Three-year Cumulative Tangible Book Value per Share (50%)
  - Three-Year Relative TSR vs. the S&P United States SmallCap Banks Index (Modifier +/-20%)
  - Awards vest after end of the three-year performance period if performance goals are achieved
- **Time-Based RSUs: 50% of LTIP**

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Compensation Governance Practices • MVB has received strong shareholder support with an average of 92% for the last 5 years on its “Say on Pay” Proposal • Our program maintains a balanced pay structure that delivers a market-based balance between fixed and variable compensation elements • Our program is grounded in our pay-for-performance philosophy: • Performance goals in both our short- and long-term incentive plans are set at challenging levels, with the ultimate goal that performance will drive long-term, sustainable value for shareholders • We maintain strong governance features in our program, including: • Pay-for-Performance Philosophy and Culture • Compensation Clawback Policy • Stock Ownership Guidelines Prohibition of Hedging and Pledging • Compensation Philosophy • Independent compensation consultants • Annual risk assessments of the compensation programs • Responsible use of shares under MVB’s long-term incentive program • All incentive plans are capped 11

Preview of 2025 Compensation Decisions 2025 Target Compensation ✓ As part of our continued efforts to control fixed costs, the Committee again provided no increases in target compensation opportunities to our NEOs in 2025 2025 Annual and Long-Term Incentive Plan Designs ✓ The annual and long-term incentive plan designs in 2025 remained generally consistent with 2024, except for replacing Total Core Deposit Growth with Total Loan Growth within the bonus scorecard to support the Company’s loan growth objectives ✓ Our incentive plan goals for 2025 consider 2024 actual performance, reflect the company’s operating plan, and reinforce our focus on continuous improvement 12

2024 NEO Annual Incentive Plan Results 2024 Target Pay Opportunities o No increases in target compensation opportunities in 2023, 2024 or 2025 o Our NEO’s received no other bonuses in 2024 (e.g., transaction or special bonuses) other than those tied to Company financial results & individual performance 2024 NEO Annual Incentive Plan Results o Overall, our annual incentive plan remained predominantly based on the achievement of financial goals which resulted in a 2024 plan payout of 102.67% of target ✓ All NEO’s met or exceeded the individual performance scorecard threshold rating of 3.0, resulting in overall payouts of between 106.7% and 122.7% of target ✓ Year-end Tier 1 Capital Ratio was strong (11.2%) exceeding the initial trigger needed to allow for any bonus payouts 2024 Performance-Based RSU Results o ROA and relative TSR performance from 2022-2024 missed the threshold performance goal resulting in no payout for performance-based RSUs in 2024 13

Talent & Awards

With team members in 32 states and Puerto Rico, MVB knows how to attract the best talent from across the country with the specialized skillsets needed to fuel our strategy.



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Investing where it matters

"To position MVB for compliant, scalable growth in an increasingly complex financial ecosystem, we have strategically invested in AML and Fintech Risk resources. These investments enhance our ability to identify and mitigate financial crime, ensure robust oversight of our Fintech partnerships, and support innovation with confidence."

- Julie O'Connor, Chief AML & FinTech Risk Officer

2024 Key Leadership Additions



Jeremy Kuiper, Fintech President

Jeremy brings to MVB 25 years of payments industry experience at the executive and board level. With Jeremy's expertise, we look forward to expanding our Fintech Banking to even greater success as a key driver of deposits and fee income for MVB Bank.

Since 2019, Jeremy has worked at Pathward, serving as EVP, Enterprise Development. Prior to joining Pathward, he held positions at The Bancorp since 2007, including serving as the Executive Vice President and Managing Director of the Payment Solutions division of The Bancorp.



Joe Rodriguez, Chief Risk Officer

Joe is known for his deep-seated expertise in banking and financial services regulatory frameworks. He has built a reputation for building risk management teams that are not just safeguards, but drivers of business value and sustainable transformation.

Joe comes to MVB from Capital One where he most recently served as the Executive Risk Officer for Financial Services, reporting to the Financial Services Business Chief Risk Officer.

Awards & Accolades

FORTUNE BEST WORKPLACES IN FINANCIAL SERVICES & INSURANCE 2024

Great Place To Work. Certified FEB 2024-FEB 2025 USA

VIRGINIA BUSINESS BEST PLACES TO WORK 2025

AMERICAN BANKER 2024 Best Banks to Work For

AMERICAN BANKER 2024 Best Places to Work in Fintech

BankDirector Best U.S. Banks 2024

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